Item 26. Exhibit (g) vi.

AMENDMENT to the

SELECTED AUTOMATIC YRT AGREEMENTS

listed below

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

And

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter referred to as the “Reinsurer”)

Original Treaty Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider (GVUL) Non-New York State

Reinsurer Treaty ID: I64247US-05; I64370US-05

TAI Code:

and

Original Treaty Effective Date: April 1, 2010

Coverage: Strategic Edge GUL with or without the variable rider (GVUL) New York State Business Only

Reinsurer Treaty ID: I99513US-10; I99514US-10; I99515US-10

TAI Code:

For new policies issued on or after January 1, 2015, the Amendment effective date, the attached GVUL Underwriting Guidelines will be applied to the Agreements for applicable business as stated in these same GVUL Underwriting Guidelines.

All other conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MML BAY STATE LIFE INSURANCE COMPANY

/s/ Peter G. Ferris	Date:	3-25-15
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	3-25-15
Peter G. Ferris
Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	3-25-15
Peter G. Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Senan O’Loughlin	Date:	3/20/15

Print name:	Senan O’Loughlin

Title:	Senior Vice President

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ David M. Loparco	Date:	3/23/15

Print name:	David M. Loparco

Title:	Vice President

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Underwriting Guidelines

Effective: January 1, 2015

This document summarizes the            .

I.	Underwriting Guidelines

            .

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            .

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            .

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•	.

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            .

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            .

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II.	Basic

            :

        [table deleted]

Eligible Lives

            .

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            .

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            .

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III.	Basic

            :

              [table deleted]

Eligible Lives

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            .

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            .

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            .

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            .

Underwriting Data

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IV.	Voluntary

[table deleted]
Eligible Lives

.

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.

.

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.

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Appendix 1 [table deleted]

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Appendix 2 [table deleted]

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[table deleted]                                         .

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[table deleted]

.

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[table deleted]

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AMENDMENT to the

SELECTED AUTOMATIC YRT AGREEMENTS

listed below

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

And

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter referred to as the “Reinsurer”)

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider (GVUL) Non-New York State, Original Treaty Effective Date: April 1, 2005

And

Coverage: Strategic Edge GUL with or without the variable rider (GVUL) New York State Business Only,

Original Treaty Effective Date: April 1, 2010

Effective upon policy anniversary renewal beginning February 1, 2015, Schedule D and Base Rate Table of the above-referenced Agreements are hereby revised by the attached “Schedule D: Reinsurance Premium Rates Revised February 1, 2015” and “Base Rate Tables Revised February 1, 2015”. This amendment will serve to update rates in accordance with the Reinsurance Rate Adjustment Mechanism as described in Schedule K of the above-referenced Agreements. Rate changes apply to              as well as            . The rates herein shall be used for              February 1, 2015            .

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MML BAY STATE LIFE INSURANCE COMPANY

/s/ Peter G. Ferris	Date:	3-27-15
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	3-27-15
Peter G. Ferris
Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	3-27-15
Peter G. Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Senan O’Loughlin	Date:	3/23/2015

Print name:	Senan O’Loughlin

Title:	Senior Vice President

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Jeffrey S. Katz	Date:	23 March 2015

Print name:	Jeffrey S. Katz

Title:	Senior VP

[page break]

SCHEDULE D: REINSURANCE PREMIUM RATES

REVISED FEBRUARY 1, 2015

Premiums for Standard Risks (Currency – U.S. Dollars)

The premium rates          shall be the following percentages times the          (attached below) for males and females as appropriate         :

        %

        %

        %

The premium shall be the        . The Reinsurer and Ceding Company shall participate in the Rate Adjustment Mechanism in SCHEDULE K: RATE ADJUSTMENT MECHANISM. Rate changes apply to        .

Policy Fees: No policy fees shall be paid under this Agreement.

[page break]

Base Rate Table: Revised February 1, 2015

(Note: The Base Rate Table remains unchanged)

Base Rate Table: the following table will be used as the        . This table will be

the          to create the appropriate reinsurance premium rates.

The          in the base rate table are

and then by the        , where the resulting premium        .

For          rates, the rates in the Base Rate Table will be          for

         and        .

    Base Rate Table

	Male		Female
Attained		Male		Female
Age

[tables deleted]

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Calculation of New Rates to become effective on February 1, 2015

New rates are calculated as follows.

1.			2.		3. Determine New Pay Percentages
	Base Rate Tables			Base Rate Table

a. Select rates: pay

Attained	Unisex	Unisex	Attained	Unisex
Age			Age			Original Pay%	New Pay%

[table deleted]			[table deleted]		[table deleted]
HISTORICAL PAY PERCENTAGES
For

Effective [table deleted]

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[tables deleted]